UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 21, 2024

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1707, Block D, Modern City SOHO

No. 88, Jianguo Road, Chaoyang District,

Beijing, People’s Republic of China 100022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-68130220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below, on October 21, 2024, the stockholders of Shineco, Inc. (the “Company”) approved the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”), pursuant to which 6,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), will be made available for issuance under the 2025 Equity Incentive Plan. The 2025 Equity Incentive Plan is filed herein as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 21, 2024, the Company held the 2025 annual general meeting of shareholders (the “Meeting”). At the Meeting, the Company’s shareholders voted on 4 proposals. At the beginning of the Meeting, 15,635,925 shares of the Common Stock, which represents 47.68% of the outstanding shares of the Common Stock and voting power of the Common Stock entitled to vote at the Meeting were represented by proxy. Accordingly, the holders of one-third of the Common Stock outstanding and entitled to vote at the Meeting were present and we had a quorum for the transaction of business.

We are filing this Current Report on Form 8-K to disclose the voting results from the Meeting.

1.	To approve an amendment to the Company’s certificate of incorporation to effect, at the discretion of its Board of Directors (the “Board”), a reverse stock split of the Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-25, subject to the Board’s authority to abandon such amendment (the “Reverse Stock Split”).

For	Against	Abstain
15,379,246	254,174	0

Accordingly, the Reverse Stock Split was approved. The Board intends to effect the Reverse Stock Split within the approved ratio in the near future. The Company will file another current report on Form 8-K to disclose when the Reverse Stock Split is implemented.

2.	To approve the 2025 Equity Incentive Plan.

For	Against	Abstain
15,458,482	121,573	55,870

Accordingly, the 2025 Equity Incentive Plan was approved.

3.	Elect seven directors to the Board to serve until their successors are duly elected and qualified at the 2026 annual meeting of stockholders or until their earlier resignation or removal.

Name	For	Against	Abstain
Mike Zhao	15,475,143	76,279	84,503
Sai (Sam) Wang	15,457,141	94,281	84,503
Jennifer Zhan	15,410,094	141,328	84,503
Mingyong Hu	15,460,818	90,604	84,503
Aamir Ali Quraishi	15,475,698	75,706	84,521
Xiqiao Liu	15,462,008	89,413	84,504
Hu Li	15,460,514	89,522	85,889

Accordingly, all director nominees were elected.

4.	Ratify the appointment of Assentsure PAC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2025.

For	Against	Abstain
15,523,923	49,629	62,373

Accordingly, Assentsure PAC was reappointed as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2025 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: October 25, 2024	By:	/s/ Jennifer Zhan
Jennifer Zhan, Chief Executive Officer

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